UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 30, 2007

             CWHEQ Revolving Home Equity Loan Trust, Series 2007-C
             -----------------------------------------------------
                      (Exact name of the issuing entity)
         Commission File Number of the issuing entity: 333-132375-20

                                  CWHEQ, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                     Delaware                     87-0698310
                     --------                     ----------
         (State or Other Jurisdiction           (I.R.S. Employer
       of Incorporation of the depositor)   Identification No. of the
                                                   depositor)

      4500 Park Granada
      Calabasas, California                                   91302
      ---------------------                                   -----
      (Address of Principal                                  (Zip Code)
      Executive Offices of the depositor)

      The depositor's telephone number, including area code (818) 225-3240
                                                            --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8
---------

Item 8.01   Other Events.
---------   -------------

Filing of Certain Materials
---------------------------

      In connection with the issuance by CWHEQ Revolving Home Equity Loan Trust, Series 2007-C of Revolving Home Equity Loan Asset Backed Notes, Series 2007-C (the "Notes"), CWHEQ, Inc. is filing herewith an opinion of counsel relating to the legality of the Notes and an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Legality Opinion is annexed hereto on Exhibit 5.1. The Tax Opinion is annexed hereto on Exhibit 8.1.

Section 9
---------

Item 9.01   Financial Statements and Exhibits.
---------   ---------------------------------

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

      5.1   Legality Opinion of Sidley Austin LLP.

      8.1   Tax Opinion of Sidley Austin LLP.


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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWHEQ, INC.



                                          By: /s/  Darren Bigby
                                              -----------------
                                              Name:  Darren Bigby
                                              Title: Executive Vice President



Dated:  March 30, 2007


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


                                 Exhibit Index

Exhibit
-------
5.1   Legality Opinion of Sidley Austin LLP
8.1   Tax Opinion of Sidley Austin LLP


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